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                              n/i numeric investors
                                 family of funds

                      n/i numeric investors Micro Cap Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Small Cap Value Fund

                  (Investment Portfolios of The RBB Fund, Inc.)

                         Supplement dated June 10, 2002
                      to Prospectus dated December 18, 2001

Revisions relating to the close of the n/i numeric investors Small Cap Value Fund and the n/i numeric investors Micro Cap Fund

         The second, third and fourth paragraphs under the caption "Capital Limitation" on page 2 of the prospectus are revised as follows:

     As a result, each of the Funds will close to further investment when increasing transaction costs begin to diminish the Fund's performance. Generally, when a Fund is closed to further investment, its shares are offered only to existing shareholders of the Fund and certain other persons, who generally are subject to cumulative, maximum purchase amounts, as follows: (i) persons who already hold shares of this Fund directly or through accounts maintained by brokers by arrangement with the Company,
     (ii) existing and future clients of financial advisors and planners whose clients already hold shares of this Fund, and (iii) employees of Numeric and their spouses and children. Other persons who are shareholders of other n/i numeric investors Funds are not permitted to acquire shares of a closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder has elected otherwise.

     Numeric reserves the right to reopen a closed Fund to new investments at any time or to further restrict sales of its shares.

     Currently, the n/i numeric investors Small Cap Value Fund is closed to new investments, subject to the general limitations described above. Numeric will close the n/i numeric investors Micro Cap Fund to new investments in accordance with the general limitations described above effective June 14, 2002.

     Numeric intends to close the n/i numeric investors Growth Fund to new investors when the Fund's total assets reach $125 million, and intends to close the n/i numeric

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     investors Mid Cap Fund when the Fund's total assets reach $200 million.

         The following paragraph is included under the caption "n/i numeric investors Micro Cap Fund - Primary Investment Strategies" on page 3 of the prospectus:

     As noted under "Capital Limitation" on page 2 of this prospectus, the Fund will close to new investments effective June 14, 2002.

         The following paragraph is included under the caption "n/i numeric investors Small Cap Value Fund - Primary Investment Strategies" on page 9 of the prospectus:

     As noted under "Capital Limitation" on page 2 of this prospectus, the Fund is currently closed to new investments.